UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: October 29, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

Incorporated in the                                     Employer Identification
 State of Delaware                                          No. 76-0146568



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Item 2.02  Results of Operations and Financial Condition

On October 29, 2004, Anadarko Petroleum Corporation announced third quarter 2004 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

On October 29, 2004, Anadarko provided guidance for the remainder of 2004. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits
     99  Anadarko Press Release, dated October 29, 2004



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                       ANADARKO PETROLEUM CORPORATION
                                                (Registrant)

October 29, 2004          By:              /s/ Diane L. Dickey
                               -----------------------------------------------
                               Diane L. Dickey - Vice President and Controller